Employee Benefits	12 Months Ended
Sep. 30, 2015
Compensation and Retirement Disclosure [Abstract]
Employee Benefits

10.	Employee Benefits.

The Company and certain subsidiaries have a savings/profit sharing plan for the benefit of qualified employees. The savings feature of the plan incorporates the provisions of Section 401(k) of the Internal Revenue Code under which an eligible employee may elect to save a portion (within limits) of their compensation on a tax deferred basis. The Company contributes to a participant’s account an amount equal to 50% (with certain limits) of the participant’s contribution. Additionally, the Company may make an annual discretionary contribution to the plan as determined by the Board of Directors, with certain limitations. The plan provides for deferred vesting with benefits payable upon retirement or earlier termination of employment. The Company’s cost was $45,000 in 2015, $40,000 in 2014 and $40,000 in 2013.

The Company has a Management Security Plan (MSP) for certain officers and key employees. The accruals for future benefits are based upon the remaining years to retirement of the participating employees and other actuarial assumptions. Life insurance on the lives of one of the participants has been purchased to partially fund this benefit and the Company is the owner and beneficiary of that policy. The expense for fiscal 2015, 2014 and 2013 was $163,000, $150,000 and $138,000, respectively. The accrued benefit under this plan as of September 30, 2015 and 2014 was $1,391,000 and $1,227,000 respectively.